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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 27, 2002


                             Everest Re Group, Ltd.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Bermuda                  1-15731                     N/A
------------------------------ -----------------      -------------------------
 (State or Other Jurisdiction     (Commission            (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)


                   477 Martinsville Road
                        P.O. Box 830
                 Liberty Corner, New Jersey                   07938
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          (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code: 908-604-3000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On February 27, 2002, the Registrant completed an offering of 5,000,000 of its common shares (the "Shares"), pursuant to its Registration Statement on Form S-3 (File No. 333-72664), including the Prospectus, as supplemented, filed with the Securities and Exchange Commission on February 25, 2002, pursuant to Rule 424(b)(2). Executed copies of the underwriting agreement and the pricing agreement relating to the Shares are included as exhibits hereto and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                                           Document Description
     -----------                                           --------------------

     1.1 Underwriting Agreement for Common Shares, dated February 21, 2002, of Everest Re Group, Ltd.

     1.2 Pricing Agreement relating to the Common Shares, dated February 21, 2002, between J.P. Morgan Securities Inc., as Underwriter, and Everest Re Group, Ltd.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 7, 2002


                                By:    /s/ Joseph A. Gervasi
                                       -----------------------------------------
                                Name:  Joseph A. Gervasi
                                Title: Vice President, General Counsel and
                                       Secretary

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                                  EXHIBIT INDEX

Exhibit   Description of Document
Number

1.1 Underwriting Agreement for Common Shares, dated February 21, 2002, of Everest Re Group, Ltd. Pricing Agreement relating to the Common Shares, dated February 21, 2002, between J.P. Morgan

1.2       Securities Inc., as Underwriter, and Everest Re Group, Ltd.